UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under Rule 14a-12

S&T Bancorp, Inc.

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Your Vote Counts!
S&T BANCORP, INC. 2023 Annual Meeting Vote by May 15, 2023 11:59 PM ET. For shares held in a Plan, vote by May 11, 2023 11:59 PM ET.

S&T BANCORP, INC. 800 PHILADELPHIA ST. INDIANA, PA 15701

D99138-P85463

 You invested in S&T BANCORP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2023.

 Get informed before you vote

View S&T’s Proxy Statement for the 2023 Annual Meeting of Shareholders and S&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 2, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends

1.	ELECTION OF DIRECTORS TO SERVE TERMS EXPIRING IN 2024

	Nominees:
	01)	Lewis W. Adkins, Jr.	05)	Michael J. Donnelly	09)	Frank J. Palermo, Jr.	For
	02)	David G. Antolik	06)	Jeffrey D. Grube	10)	Christine J. Toretti
	03)	Peter R. Barsz	07)	William J. Hieb	11)	Steven J. Weingarten
	04)	Christina A. Cassotis	08)	Christopher J. McComish

2.	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS S&T’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2023.						For

3.	TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF S&T’S NAMED EXECUTIVE OFFICERS.						For

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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D99139-P85463